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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF

                       THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported) March 6, 1995


                               Chiron Corporation
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             (Exact name of registrant as specified in its charter)



     Delaware                 0-12798                  94-2754624
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(State or other               (Commission              (IRS Employer
 jurisdiction of               File Number)             Identification No.)
 incorporation)



                       4560 Horton Street, Emeryville, CA        94608
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                    (Address of principal executive offices)     (Zip Code)


Registrant's telephone number, including area code (510) 655-8730
                                                   --------------


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ITEM 5.        OTHER EVENTS.

        On March 6, 1995, Chiron Corporation issued a press release, the text of which is attached hereto as Exhibit 99.1, announcing that its Chiron Vision business has reached an agreement to acquire the ophthalmic surgical division of IOLAB from Johnson & Johnson for approximately $95 million, and following the acquisition will begin a global restructuring of the combined operations.


ITEM 7.        FINANCIAL STATEMENTS AND EXHIBITS.

        (c)    Exhibits.

                                                       Sequentially Numbered
        Exhibit Number                                        Page
        --------------                                 ---------------------

               99.1           Press Release dated
                              March 6, 1995
                              referred to in Item 5 above.


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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                       CHIRON CORPORATION


Date:  March 7, 1995                         By:  _______________________
                                                  William G. Green
                                                  Senior Vice President and
                                                  General Counsel